UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

Neurologix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13347	06-1582875
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 592-6451

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 1, 2010, Dr. Peter Lewitt, Director of Parkinson’s Disease and Movement Disorders program at Henry Ford Hospital, is making a presentation to the World Parkinson Congress in Glasgow, Scotland, regarding certain new details of Neurologix, Inc.’s Phase 2 trial for Parkinson’s disease. A copy of the slide show presentation, substantially in the form to be used by Dr. Lewitt, is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 1, 2010, Neurologix, Inc. issued a press release regarding Dr. Lewitt’s presentation to the World Parkinson Congress in Glasgow, Scotland, as described above. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Slide show presentation at the World Parkinson Congress (furnished pursuant to Item 7.01 of Form 8-K).

99.2	Press Release of Neurologix, Inc., dated October 1, 2010 (furnished pursuant to Item 7.01 of Form 8-K).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Date: October 1, 2010

By:  /s/ Marc L. Panoff
Name: Marc L. Panoff
Title: Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Slide show presentation at the World Parkinson Congress (furnished pursuant to Item 7.01 of Form 8-K).

99.2	Press Release of Neurologix, Inc., dated October 1, 2010 (furnished pursuant to Item 7.01 of Form 8-K).